UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2014

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200
(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2014, Envision Healthcare Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, five proposals were submitted to the Company’s stockholders.  The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2014.  The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class I directors to serve for a term expiring at the 2017 Annual Meeting of Stockholders.  The voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Vote
Mark V. Mactas	171,933,620	1,347,638	2,239,389
Randel G. Owen	151,398,899	21,882,359	2,239,389
Richard J. Schnall	140,426,230	32,855,028	2,239,389

Proposal 2

The Company’s stockholders approved the Senior Executive Bonus Plan. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
149,202,634	24,058,747	19,877	2,239,389

Proposal 3

The Company’s stockholders approved the advisory resolution approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
171,401,757	1,495,143	384,358	2,239,389

Proposal 4

The Company’s stockholders voted in favor of holding future advisory votes to approve executive compensation every three years. The voting results are set forth below.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Vote
56,355,841	3,662,128	113,240,828	22,461	2,239,389

In accordance with the voting results for Proposal 4, and consistent with the recommendation of the Board of Directors, the Company has determined that future advisory votes to approve executive compensation will be held every three years until the next vote on frequency, which is required at least once every six years.

Proposal 5

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
175,078,197	436,186	6,264	N/A

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

June 2, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

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